UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

(203) 252-5900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Patriot National Bancorp, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Meeting”). On the record date of April 7, 2026, there were 117,085,713 shares of voting common stock outstanding and entitled to vote at the Meeting. A majority of the shareholders of the Company, which beneficially owned approximately 76.7% of its outstanding voting common stock, were represented in person or by proxy at the Meeting. The matters listed below were submitted to a vote of the shareholders and each of them was approved at the Meeting.

The final results of the shareholders’ votes are as follows:

Proposal 1 – Election of Directors.

The following seven directors were each elected at the Meeting to serve as a director, until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, based upon the following votes:
Nominee	For	Withheld	Broker Non-Votes
Steven A. Sugarman	62,999,665	140,897	26,634,615
Carlos P. Salas	54,030,335	9,110,227	26,634,615
Edward N. Constantino	56,470,136	6,670,426	26,634,615
Anahit Magzanyan	62,859,130	281,432	26,634,615
Mario De Tomasi	62,608,534	532,028	26,634,615
Jonathan Roth	62,923,733	216,829	26,634,615
Jeffrey Seabold	54,166,726	8,973,836	26,634,615

Proposal 2 – Authorization of the Board to Amend the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split.‐‐

The shareholders approved the authorization of the Board to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of all issued and outstanding shares of the Company’s common stock at a ratio within the range of 1-for-10 to 1-for-20, with the specific ratio and timing to be determined by the Board in its sole discretion within one (1) year of the date of shareholder approval, based on the following votes:
For	Against	Abstentions/Withheld	Broker Non-Votes
89,535,129	213,141	26,907	—

Proposal 3 – Ratification of the Appointment of Independent Registered Accounting Firm.

The appointment of Baker Tilly US, LLP to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2026 was ratified based on the following votes:
For	Against	Abstentions/Withheld	Broker Non-Votes
89,746,398	15,549	13,230	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot National Bancorp, Inc.

May 26, 2026	By:	/s/ Carlos P. Salas
Name: Carlos P. Salas
Title: Chief Financial Officer